E-3


              EXHIBIT 24 - CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in this Annual Report (Form 10-K) of Energy West Incorporated or our report dated August 15, 1996, included in the 1996 Annual Report to Shareholders of Energy West Incorporated.




                                        ERNST & YOUNG LLP

    Denver, Colorado
    August 15, 1996